UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2023

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-56262	87-2903933
(Commission file number)	(IRS employer identification no.)

1349 East Broad Street Columbus, OH	43205
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 368-9898

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 5, 2023, the management and the Audit Committee of the Board of Directors of Better For You Wellness, Inc. (the “Company”) concluded that the following financial statements should be restated and should no longer be relied upon:

(i)	The Company’s unaudited consolidated financial statements for the three months ended May 31, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2022 (the “Q1 2022 10-Q”); and

(ii)	The Company’s unaudited consolidated financial statements for the three and six months ended August 31, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on October 21, 2022 (the “Q2 2022 10-Q” and together with the Q1 2022 10-Q, the “Filings”).

The following errors impacted the Filings:

(i)	Incorrectly itemization of accounts payable to reflect certain itemized expenses;

(ii)	Failure to include the rounding up of shares to reflect the correct total number of issued common stock;

(iii)	Failure to include certain accrued expenses to the accounts payable section;

(iv)	Incorrect calculation of closing dates regarding the reporting period for goods sold;

(v)	Incorrect calculation of closing dates regarding the reporting period for costs of goods sold;

(vi)	Incorrect statement of impaired expenses of $577,473 related to the acquisition of Mango Moi;

(vii)	Incorrect calculation of stock option agreements with Mast Hill and members of the Company’s Board of Directors;

(viii)	Incorrect calculation of selling, general and administrative operating expenses, which have been retranslated to comply with reporting standards under accounting principles generally accepted in the United States (“GAAP”);

(ix)	Incorrect itemization of stock warrant expenses, reflected in the reitemization of $36,366;

(x)	Portions of the cash flow section of the financials did not meet GAAP standards;

(xi)	Omission of unaccounted depreciation in the financial statements; and

(xii)	Certain other incorrect calculations.

The Company has determined that the reporting effects of the above errors had a material impact to the Company’s unaudited consolidated financial statements of the Company for the three months ended May 31, 2022, as reported in the Q1 2022 10-Q, and for the three and six months ended August 31, 2022, as reported in the Q2 2022 10-Q. As a result, the unaudited consolidated financial statements for the three months ended May 31, 2022 and the unaudited consolidated financial statements for the three and six months ended August 31, 2022 will be restated, and the Company will file an amendment to each of the Q1 2022 10-Q and the Q2 2022 10-Q with the SEC.

The Company’s management concluded that in light of the errors mentioned above, a material weakness existed in the Company’s internal control over financial reporting related to the effectiveness of the design and operation of our disclosure controls and procedures as of May 31, 2022 and August 31, 2022, and the Company’s disclosure controls and procedures were not effective as of such dates. The Company’s remediation plan with respect to such material weakness will be described in more detail in the amendment to be filed to each of the Q1 2022 10-Q and the Q2 2022 10-Q.

The Company’s management and its Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with GBQ Partners LLC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER FOR YOU WELLNESS, INC.

Dated: March 3, 2023	/s/ Ian James
Ian James
Chief Executive Officer

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